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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in this Amendment No. 2 to the Registration Statement on Form S-1 of our report dated November 20, 1998, which appears in such Registration Statement. We also consent to the references to us under the headings "Experts" in such Registration Statement.


                                /s/  Batchelor, Tillery & Roberts, LLP

Raleigh, North Carolina
June 28, 2001